Allstate Life Insurance Company

Allstate Life Variable Life Separate Account A

Glenbrook Life AIM Variable Life Separate Account A

Glenbrook Life Variable Life Separate Account A

Supplement, dated January 2, 2009, to

the Morgan Stanley Variable Life Prospectus;

the AIM Lifetime PlusSM Variable Life Prospectus; and

the Allstate® Provider Variable Life Prospectus.

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies issued by Allstate Life Insurance Company.

The following is deleted from the Investment Choices – Transfer of Account Value section of the prospectus:

All transfer instructions by telephone are tape recorded.

The following is added to the “Access to Your Money” section of the prospectus:

POSTPONEMENT OF PAYMENTS

Allstate Life may postpone paying any amount for a Contract Loan, a full surrender, or a partial withdrawal to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a Contract Loan, full surrender, or a partial withdrawal will be paid within seven days.